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                                                                   EXHIBIT 10.25

                       HYPERION TELECOMMUNICATIONS, INC.

                                 AMENDMENT TO

                         REGISTRATION RIGHTS AGREEMENT


     THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT ("AMENDMENT"), made as of the 15th day of April, 1998, by and between ADELPHIA COMMUNICATIONS CORPORATION, a Delaware corporation ("Adelphia") and HYPERION TELECOMMUNICATIONS, INC., a Delaware corporation (the "Company").

     WHEREAS, Adelphia is the record and beneficial holder of 8,900,020 shares of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), and is the holder of a majority in interest of the outstanding Registrable Securities;

     WHEREAS, Adelphia and the Company contemplate several transactions in connection with the initial public offering of the Company whereby Adelphia will be acquiring or have the right to acquire a significant number of additional shares of the Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), but only on the condition that such shares and all future shares of Class A or Class B Common Stock acquired by Adelphia be made subject to the Registration Rights Agreement between the Company and Adelphia dated as of October 25, 1996, as amended to date (the "Registration Rights Agreement"); and

     WHEREAS, Adelphia and the Company desire to amend the Registration Rights Agreement to provide that the shares held or to be held by Adelphia shall be subject to the rights described herein and in the Registration Rights Agreement as so amended.

     NOW, therefore, in consideration of the mutual promises and covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

     1. For purposes of this Amendment, all capitalized terms not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

     2. The definition of the term "Registrable Securities" in Section 1(c) of the Registration Rights Agreement is amended in its entirety to read as follows:

     (c) "The term "Registrable Securities" means (i) any Class B Common Stock held by Holder, whether currently or in the future, (ii) any Class A Common Stock held by Holder, whether currently or in the future, (iii) such additional Class A or Class B Common Stock which may be issued as a dividend or distribution on such Class A or Class B Common Stock and (iv) any securities of the Company or a successor to the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Class A Common Stock or Class B Common Stock. Registrable Securities, if transferred pursuant to an exemption from registration under the Act, will remain Registrable Securities."
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     3. Except as amended hereby, the Registration Rights Agreement remains in full force and effect.


     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by a duly authorized representative as of the day first above written.

                              ADELPHIA:

                              ADELPHIA COMMUNICATIONS CORPORATION

                              By:    /s/ Timothy J. Rigas
                                     ----------------------------

                              Name:  Timothy J. Rigas
                                     ----------------------------


                              Title: Executive Vice President
                                     ----------------------------


                              COMPANY:

                              HYPERION TELECOMMUNICATIONS, INC.

                              By:    /s/ Daniel R. Milliard
                                     ----------------------------


                              Name:  Daniel R. Milliard
                                     ----------------------------


                              Title: President
                                     ----------------------------